SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 11, 2003
                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                            0-22399                 25-1872581
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(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
of Incorporation)                                            Identification No.)



235 N. Second Street, Harrisburg, PA                                  17101
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEMS 1, 2, 3, 4, AND 6:  NOT APPLICABLE

ITEM 5.     Other Events
            ------------

            A. Waypoint Financial Corp. Reports Completion of Fourth Stock Repurchase Program.



ITEM 7.     Financial Statements, Pro Forma Financial Information, and Exhibits
            -------------------------------------------------------------------

            A.   Exhibit 99.1 - Press Release
                                -------------

            B.   Exhibit 99.2 - Investor Presentation
                                ---------------------

ITEM 9.     Regulation FD Disclosure
            ------------------------

     Pursuant to Regulation FD, information is being attached as an Exhibit to this Current Report with respect to a presentation by Charles C. Pearson, Jr., Chairman and Chief Executive Officer of Waypoint Financial Corp. ("Waypoint") and David E. Zuern its President and Chief Operating Officer at an analyst presentation. This presentation provides an overview of Waypoint's strategy and performance.

     The presentation may contain forward-looking statements about Waypoint's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, Waypoint's success in merger and acquisition integration, and customer acceptance of the Corporation's products and services. Waypoint undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             WAYPOINT FINANCIAL CORP.



DATE: February 11, 2003                           By: S//  James H. Moss
                                                      ------------------
                                                     James H. Moss
                                                     Executive Vice President
                                                     Chief Financial Officer